EXHIBIT 99.1

This Statement on Form 4 is filed by Fortress Investment Group LLC, FIG Corp., Fortress Operating Entity I LP and FIG LLC. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Group LLC

Date of Event Requiring Statement: February 22, 2007

Issuer Name and Ticker or Trading Symbol: Crown Castle International Corp. (CCI)

                            FORTRESS INVESTMENT GROUP LLC

                            By:    /s/ Randal A. Nardone
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                            Name:  Randal A. Nardone
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                            Title: Chief Operating Officer and Secretary
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                            FIG Corp.

                            By:    /s/ Randal A. Nardone
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                            Name:  Randal A. Nardone
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                            Title: Chief Operating Officer
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                            FORTRESS OPERATING ENTITY I LP

                            By:      FIG Corp., its general partner
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                            By:    /s/ Randal A. Nardone
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                            Name:  Randal A. Nardone
                                   ----------------------------------------
                            Title: Chief Operating Officer
                                   ----------------------------------------

                            FIG LLC

                                 /s/ Randal A. Nardone
                            -----------------------------------------------
                            By:  Randal A. Nardone
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                            Its: Chief Operating Officer
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